SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934
                                (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission only (as permitted by Rule
      12a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      previously.  Identify the previous filing by registration statement
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                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             215 North Main Street
                        West Bend, Wisconsin 53095-3317

                                 (414) 334-5521

                                 April 2, 1998

Dear Shareholder:

     Enclosed is a notice of a Special Meeting of Shareholders of all shareholders of Principal Preservation Portfolios, Inc. ("Principal Preservation") to be held on May 15, 1998, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

     The Special Meeting of Shareholders is being called for the purpose of electing five Directors to serve in accordance with Principal Preservation's Bylaws and the provisions of the Investment Company Act of 1940 (the "1940 Act") until their successors are duly elected and qualified. As discussed below, Mr.
R. D. Ziegler has elected to retire from his position as a member of Principal Preservation's Board of Directors. If the Board were to appoint a candidate to fill the vacancy created by Mr. Ziegler's resignation, less than two-thirds of the then serving directors would have been elected by the shareholders. Provisions of the 1940 Act permit the filling of vacancies without election by shareholders only if, after the appointment, at least two-thirds of the then serving directors have been elected by shareholders. For this reason, the Board of Directors has directed the calling and holding of this Special Meeting.

     Mr. Ziegler announced his retirement from Principal Preservation's Board of Directors effective as of the date of the Special Meeting. Mr. Ziegler was the driving force behind establishing the Principal Preservation family of funds, and has served as President and the Chairman of the Board of Directors from its inception in 1983. In 1996 Mr. Ziegler stepped down as President of Principal Preservation, and Mr. Robert J. Tuszynski succeeded to that office. Since that time Mr. Ziegler has continued to serve as Chairman of the Board and a Director of Principal Preservation. We are sure all of our shareholders join us in thanking Mr. Ziegler for his years of dedicated service and wise guidance to Principal Preservation.

     The Board of Directors has nominated Mr. Richard J. Glaisner for election as a Director to fill the vacancy being created by Mr. Ziegler's retirement.
Mr. Glaisner is the President and Chief Executive Officer of GS2 Securities, Inc., an investment management and investment banking firm that was acquired by The Ziegler Companies, Inc. in 1997. Mr. Glaisner comes to us with an extensive background in the investment management and securities industries, including experience as a Managing Director with Kidder Peabody and Company in New York and as an Executive Vice President with Kemper Securities Group in Milwaukee, prior to co-founding and successfully managing a private investment management and investment banking firm. We believe Mr. Glaisner's background, experience and abilities will make an important contribution to the Principal Preservation family of mutual funds.

     At the Special Meeting, shareholders also will be requested to ratify the Board of Directors' selection of Arthur Andersen LLP to serve as independent accountants for each of the Portfolios for the fiscal year ending December 31, 1998.

     Thank you for your continued confidence in Principal Preservation Portfolios, Inc. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                              Very truly yours,
                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              /s/ Robert J. Tuszynski

                              Robert J. Tuszynski
                              President


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              215 North Main Street
                        West Bend, Wisconsin 53095-3317
                                 (414) 334-5521

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                ON MAY 15, 1998

     To shareholders of all Portfolios of Principal Preservation Portfolios,
Inc.:

     A Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. ("Principal Preservation") will be held on Friday, May 15, 1998 at 3:00 P.M., local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin for the following purposes:

     1. To elect five directors to serve on the Board of Directors until the next annual meeting and until their successors shall have been duly elected and qualified;

     2. To ratify or reject the selection of Arthur Andersen LLP as independent accountants for each Portfolio for the year ending December 31, 1998; and

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 27, 1998, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.


     Your attention is invited to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

                                   By Order of the Board of Directors

                                   /s/ S. Charles O'Meara

                                   S. CHARLES O'MEARA
                                   Secretary

West Bend, Wisconsin
April 2, 1998

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             215 North Main Street
                        West Bend, Wisconsin 53095-3317
                                 (414) 334-5521

                            SOLICITATION AND VOTING

     The enclosed Proxy is being solicited by the Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation"), a Maryland corporation which is a series management investment company. Principal Preservation presently offers eight separate mutual funds, namely the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio (each, a "Portfolio" and collectively the "Portfolios"). The Proxy relates to matters to be voted upon by shareholders which are described in detail in this joint Proxy Statement.
The vote will be taken at a Special Meeting of Shareholders (the "Special Meeting"), or any adjournment thereof, which will be held on Friday, May 15, 1998, 3:00 P.M. local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin. You are encouraged to read carefully this Proxy Statement and mark and return the accompanying proxy.

     Shares represented by properly executed proxies received by Principal Preservation will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares of each Portfolio will be voted "FOR" Proposals 1 and 2, and in the discretion of the persons named in the proxy on Proposal 3. If a proxy withholds authority to vote on Proposal 1 for one or more of the director nominees, the shares represented thereby will be counted as votes cast against such nominee(s). A shareholder may revoke his proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Principal Preservation or by delivering a duly executed proxy bearing a later date.

     The presence at the meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a
matter constitutes a quorum for the transaction of business.   In tabulating
votes on any matter, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the presence of absence of a quorum, but will not be counted as votes cast.


     Shareholders of record at the close of business on March 27, 1998 will be entitled to one vote on each matter presented for each share so held. Please see EXHIBIT A attached to this Proxy Statement for the number of shares of each Portfolio outstanding on that date.

     UPON REQUEST AND AT NO COST TO A REQUESTING SHAREHOLDER, PRINCIPAL PRESERVATION WILL MAIL, BY FIRST-CLASS MAIL, A COPY OF ITS ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF MR. ROBERT J. TUSZYNSKI, PRESIDENT, AT PRINCIPAL PRESERVATION PORTFOLIOS, INC., 215 NORTH MAIN STREET, WEST BEND, WISCONSIN 53095, TELEPHONE: 1-800-826-4600.

     This proxy material is being mailed to shareholders on or about April 2, 1998.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Principal Preservation's Bylaws provide that there shall be five directors elected annually for a term of one year or until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below, unless otherwise specified by a shareholder in the proxy. The nominees have consented to being named in the Proxy Statement and to serve if elected.

     Information regarding nominees is set forth in the following table. If any of the nominees should decline or be unable to act as a director, which eventuality is not foreseen, proxies may be voted with discretionary authority for a substitute nominee designated by the Board of Directors.


                                  PRINCIPAL OCCUPATION
NOMINEES                AGE    AND BUSINESS EXPERIENCE(1)   DIRECTOR SINCE(2)
                                                     <F2>                <F3>
--------                ----   --------------------------   -----------------


Richard J. Glaisner*<F1> 55   President and Chief Executive    New Nominee
                              Officer of GS2 Securities,
                              Inc., a subsidiary of The
                              Ziegler Companies, Inc.,
                              since July, 1997; from 1993
                              to 1997, President and Chief
                              Executive Officer of
                              Glaisner, Schilffarth, Grande
                              & Schnoll, Ltd., an
                              investment management and
                              investment banking firm
                              acquired by The Ziegler
                              Companies, Inc. in 1997;
                              prior thereto, Managing
                              Director, Kidder Peabody and
                              Company in New York
                              (investment banking), and
                              prior to that, Executive Vice
                              President, Kemper Securities
                              Group (securities brokerage
                              and investment banking).


Robert J. Tuszynski*<F1> 39   President, Principal                 1988
                              Preservation, since July,
                              1996; Senior Vice President,
                              B.C. Ziegler and Company,
                              since 1996; prior thereto,
                              Vice President, Director of
                              Mutual Funds, B.C. Ziegler
                              and Company from 1987 to
                              1996; Trustee, Chairman of
                              the Board and President,
                              Prospect Hill Trust and The
                              Prime Portfolios (registered
                              investment companies) from
                              1994 to 1996.


Richard H. Aster, M.D.   67   Since June 1996, Senior              1983
                              Investigator and Professor of
                              Medicine, Medical College of
                              Wisconsin; prior to June
                              1996, President and Director
                              of Research, The Blood Center
                              of Southeastern Wisconsin,
                              Inc


Augustine J. English     68   Retired; President,                  1983
                              Tupperware North America from
                              1990 to 1994 (manufacturing);
                              prior to 1990, President, The
                              West Bend Company
                              (manufacturing), a division
                              of Dart Industries, a
                              subsidiary of Premark
                              International, Inc., of which
                              Mr. English was a Group Vice
                              President.


Ralph J. Eckert          69   Chairman Emeritus and                1992
                              Director of Trustmark
                              Insurance Cos. (Mutual Life
                              Insurance Company) since
                              April, 1997; from 1991 to
                              1997, Chairman, Trustmark
                              Insurance Cos.; from 1971 to
                              1991, Chairman, President and
                              Chief Executive Officer
                              Trustmark Insurance Cos.;
                              Trustee of the Board of
                              Pensions of the Evangelical
                              Lutheran Church of America
                              since 1989; and Trustee of
                              The Prime Portfolios
                              (registered investment
                              company) from 1993 to 1996.


------------

*<F1>An "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act").

(1)<F2> Unless otherwise noted, all directors have been employed by the principal occupation listed above for the past five years.

(2)<F3> Except as to Messrs. Tuszynski and Eckert, includes service as a director of Principal Preservation Tax-Exempt Fund, Inc. and Principal Preservation's Tax-Exempt Portfolios, Inc. prior to their merger into Principal Preservation in 1987.

     The Board of Directors held six meetings during 1997. Each Director attended all of the meetings. The Board of Directors has no standing audit, compensation, or nominating committees, or any other committee. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nomination of the Directors who are not "interested" persons of Principal Preservation is required to be made and approved by a majority of the Directors who are themselves not "interested" persons of Principal Preservation.

     Principal Preservation pays the compensation of the three Directors who are not "interested persons," officers, directors or employees of Ziegler Asset Management, Inc. (the "Advisor"). Principal Preservation pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio pays a proportionate amount of these expenses based on its total assets. The table below shows Director fees paid by Principal Preservation for the year ended December 31, 1997.


  NAME OF PERSON AND             AGGREGATE           TOTAL COMPENSATION FROM
     POSITION WITH             COMPENSATION         PRINCIPAL PRESERVATION AND
       PRINCIPAL              FROM PRINCIPAL               FUND COMPLEX
     PRESERVATION              PRESERVATION             PAID TO DIRECTORS
  -------------------         --------------            -----------------

R. D. Ziegler                      $-0-                        $-0-
Chairman of the Board
and Director

Robert J. Tuszynski,                -0-                        -0-
President and Director

Richard H. Aster,                 14,700                      14,700
Director

Augustine J. English,             14,700                      14,700
Director

Ralph J. Eckert                   14,700                      14,700
Director

     The following table sets forth information with respect to each officer of Principal Preservation who is not a Director. The term of office of all officers of Principal Preservation expires on the day of the Annual Meeting of Directors. The address of each officer is 215 North Main Street, West Bend, Wisconsin 53095.

                         POSITION AND OFFICES
                            WITH PRINCIPAL
NAME                AGE      PRESERVATION           PRINCIPAL OCCUPATION
-----               ----     ------------           --------------------
John H. Lauderdale   32     Vice President,   Wholesaler, B.C. Ziegler and
                              Director of     Company since 1991; prior
                               Marketing      thereto Marketing Account
                                              Executive, The Patten Company.

Franklin P. Ciano    46     Chief Financial   Manager of Principal
                              Officer and     Preservation operations since
                               Treasurer      1996; prior thereto, Vice
                                              President, Fixed Income
                                              Department, Firstar Bank
                                              (commercial banking).

Marc J. Dion         40     Vice President    Vice President - Portfolio
                                              Manager and Chief Investment
                                              Officer, Ziegler Asset
                                              Management, Inc. since 1993;
                                              prior thereto, Vice President,
                                              Ziegler Asset Management, Inc.

S. Charles O'Meara   47        Secretary      Senior Vice President and
                                              General Counsel, B.C. Ziegler
                                              and Company since 1993; prior
                                              thereto, Partner, O'Meara,
                                              Eckert, Pouros & Gonring (law
                                              firm).

     For information about the number of shares of each Portfolio beneficially owned by the officers, Directors and Director Nominee of Principal Preservation as a group (10 persons), see EXHIBIT B attached to this Proxy Statement.

VOTE REQUIRED

     In order to be elected as a Director, a nominee must receive a "majority" of the votes cast by the holders of shares of Principal Preservation (including all Portfolios voting together) represented in person or by proxy and entitled to vote at the Special Meeting, assuming a quorum. Votes attempted to be cast against a Director nominee are not given legal effect and are not counted as votes cast in an election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND DIRECTOR NOMINEE AS NAMED.


                PROPOSAL 2 -- RATIFICATION OF THE SELECTION OF
                           INDEPENDENT ACCOUNTANTS

      Arthur Andersen LLP has been selected by the Board of Directors as each Portfolio's independent public accountants and auditors for Principal Preservation's current fiscal year. The shareholders of each Portfolio are being asked to ratify the selection of Arthur Andersen LLP. Arthur Andersen LLP has served as Principal Preservation's independent accountants and auditors since commencement of the operations of the earliest Portfolio in 1985, with the exception of the Cash Reserve Portfolio for which Arthur Andersen first served in this capacity in 1996.

     Arthur Andersen LLP has advised Principal Preservation that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with Principal Preservation, any of the Portfolios or any of Principal Preservation's affiliates. Arthur Andersen LLP will be given the opportunity to make a statement at the Special Meeting if it so desires. Arthur Andersen LLP is expected to have a representative available at the Special Meeting to make any such statement and/or to address any shareholder questions.

VOTE REQUIRED

     Each Portfolio will vote separately on this Proposal 2. Approval of this Proposal as to any Portfolio requires the affirmative vote of a majority of the shares of the Portfolio cast at a meeting where a quorum of the Portfolio's outstanding shares is represented in person or by proxy. Since abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but are not considered votes cast, abstentions and broker non-votes will have no bearing on the outcome of this matter.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR EACH PORTFOLIO.

                                OTHER BUSINESS

     Management of Principal Preservation is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your Proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                            ADDITIONAL INFORMATION

ADVISORS, ADMINISTRATOR AND DISTRIBUTOR

     Ziegler Asset Management, Inc. serves as the investment advisor for each of the Portfolios. B.C. Ziegler and Company serves as the distributor for the shares of each Portfolio, and also serves as the depository, accounting/pricing agent and transfer and dividend disbursing agent for each Portfolio. Ziegler Asset Management and B.C. Ziegler are each wholly owned subsidiaries of The Ziegler Companies, Inc. The principal address of each is 215 North Main Street, West Bend, Wisconsin 53095.

     Skyline Asset Management, L.P. serves as the sub-advisor to the Select Value Portfolio. Skyline's principal address is 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

PRINCIPAL SHAREHOLDERS AND CERTAIN BENEFICIAL OWNERS

     As of March 27, 1998, the voting record date for the Special Meeting, the following were the only persons known to own of record or beneficially five percent (5%) or more of the outstanding shares of any Portfolio:


                    NAME AND ADDRESS                NUMBER      PERCENT OF
PORTFOLIO           BENEFICIAL OWNER                OF SHARES(1)OUTSTANDING(1)
                                                            <F4>          <F4>
---------           ----------------                ---------   -----------

Government          Ottawa County                     422,354        9.76%
                    P.O. Box 705
                    Suite 28, 414 Washington
                    Grand Haven, MI


                    Washtenah Community College       241,164        5.57%
                    P.O. Box D1
                    Ann Arbor, MI


Dividend Achievers  Ms. Barbara Wilson                132,521        8.37%
                    700 San Antonia Street
                    Ojai, CA


Select Value        Ziegler Growth Retirement Plan    195,050       24.57%
                    215 North Main Street
                    West Bend, WI


                    B. C. Ziegler and Company          60,538        7.63%
                    215 North Main Street
                    West Bend, WI



PSE Tech 100 Index  Hamac & Co.                       171,421        6.53%
                    P.O. Box 26246
                    Richmond, VA


Cash Reserve        M&I First National Bank Trustee  22,627,635      12.8%
Portfolio           Attn: M. A. Kandel
                    P.O. Box 1980
                    West Bend, WI

-----------

(1)<F4> Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent. Information as to the number of outstanding shares of each Portfolio, as of the Record Date, is set forth in EXHIBIT A. A listing of the beneficial ownership of each current Director and Director Nominee, and of all Directors, Director Nominee and officers as a group, is set forth in EXHIBIT B. To the knowledge of Principal Preservation management, the officers, Directors and Director Nominee of Principal Preservation, as a group, owned less than 1% of the outstanding shares of each Portfolio as of March 27, 1998, except for the Dividend Achievers Portfolio, with respect to which that group's ownership amounted to 4.21%.

COST OF SOLICITATION

     In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of Principal Preservation and by officers and employees of B.C. Ziegler and Company or Ziegler Asset Management, Inc., Principal Preservation's distributor and Advisor, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of Principal Preservation determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by Principal Preservation.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Principal Preservation.

SHAREHOLDER MEETINGS

     Principal Preservation is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. Principal Preservation's Bylaws provide that Principal Preservation is not required to hold an annual meeting of shareholders in any year in which the election of Directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Principal Preservation or of any of its series, including Principal Preservation, under the 1940 Act. Meetings of shareholders of Principal Preservation will be held when and as determined necessary by the Board of Directors of Principal Preservation and in accordance with the 1940 Act. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a Proxy Statement for any future shareholder meetings should send their written proposals to the Secretary of Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095.

                                  EXHIBIT A

                  NUMBER OF OUTSTANDING SHARES OF EACH FUND
                            (AS OF MARCH 27, 1998)


                                                         SHARES OUTSTANDING
PORTFOLIO                                                AS OF RECORD DATE
---------                                                ------------------
Tax-Exempt Portfolio                                       6,301,883
Government Portfolio                                       4,328,546
S&P 100 Plus Portfolio                                     4,072,547
Dividend Achievers Portfolio                               1,583,070
Select Value Portfolio                                       793,876
PSE Tech 100 Index Portfolio                               2,625,092
Wisconsin Tax-Exempt Portfolio                             3,415,373
Cash Reserve Portfolio                                   176,714,609


                                  EXHIBIT B

     OWNERSHIP OF PORTFOLIO SHARES BY NOMINEES AND CURRENT BOARD MEMBERS

                            Number of Shares Held
                                    as of
                                March 27, 1998


PORTFOLIO                       NAME OF DIRECTOR OR DIRECTOR NOMINEE(1)<F5>
---------                       ---------------------------------------

                                                                                     All Directors
                                                                                      and Officers
                                Dr.          Mr.    Mr.       Mr. R.D.       Mr.     As a Group (10
              Tuszynski(2)(3)  Aster    English   Eckert     Ziegler(2)  Glaisner(2)    Persons)
                      <F6><F7>                                     <F6>         <F6>
              -----------     -------   -------   ------     ----------  ----------  --------------

S&P 100 Plus       1,964      1,804        ---       ---       14,774        ---        19,938
Tax Exempt          ---       1,776      1,146       ---          ---        ---         4,088
Government          ---         512        ---       ---          ---        ---           512
Dividend             265        792        ---       245       65,037        ---        66,603
Achievers
Select Value       5,457        471        ---       443          ---        ---        12,181
PSE Tech 100       1,882      2,820        ---       ---       13,345        ---        19,800
Index
Wisconsin Tax-       167      5,846        ---       ---       18,682        ---        24,694
Exempt
Cash Reserve       1,284        ---        ---       9,238     39,711        ---       108,387
                   ------     -----     ------      ------    -------      ------      -------

     TOTAL        11,019     14,021      1,146       9,926    151,549        ---       256,203

------------

(1)<F5> These figures are based on information furnished by the respective individuals and by
        B.C. Ziegler and Company, Principal Preservation's transfer agent. Certain of the individuals listed share voting and investment power with his spouse with respect to some or all of the shares listed opposite his name. Each individual Director or executive officer beneficially owns less than 1% of the shares of Principal Preservation.

(2)<F6> Is an "interested person" (as defined in the 1940 Act) of Principal Preservation as a result of his affiliation(s) with B.C. Ziegler and Company or the Advisor.

(3)<F7> Includes shares held in the Ziegler Growth Retirement Plan for the account of the named person. The terms of that Plan allow the named person to direct the disposition of shares held in his account.


         PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                   TAX-EXEMPT PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                              DATE:--------------, 1998

                              (If this account is owned by
                              more than one person, all
                              owners should sign.  Persons
                              signing as executors,
                              administrators, trustees or
                              in similar capacities should
                              so indicate.)
      (Please sign exactly as name appears at left)




       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                GOVERNMENT PORTFOLIO

  REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Government Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.




                              DATE: --------------, 1998

                              (If this account is owned by
                              more than one person, all
                              owners should sign.  Persons
                              signing as executors,
                              administrators, trustees or
                              in similar capacities should
                              so indicate.)

               (Please sign exactly as name appears at left)


       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               S&P 100 PLUS PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the S&P 100 Plus Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.




                    DATE: --------------, 1998

                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)


          (Please sign exactly as name appears at left)


       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

            Dividend Achievers Portfolio

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Dividend Achievers Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                    DATE: --------------, 1998


                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)


       (Please sign exactly as name appears at left)


       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               SELECT VALUE PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Select Value Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                    DATE: --------------, 1998

                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)


       (Please sign exactly as name appears at left)




         PRINCIPAL PRESERVATION PORTFOLIOS, INC.

            PSE TECH 100 INDEX PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the PSE Tech 100 Index Portfolio of Principal Preservation Portfolios, Inc.that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.




                    DATE: --------------, 1998

                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)


     (Please sign exactly as name appears at left)


       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

           WISCONSIN TAX-EXEMPT PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Wiscon-sin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.




                    DATE: --------------, 1998

                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)


       (Please sign exactly as name appears at left)


       PRINCIPAL PRESERVATION PORTFOLIOS, INC.

               CASH RESERVE PORTFOLIO

 REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS

The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Cash Reserve Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                    DATE: --------------, 1998

                    (If this account is owned by more than
                    one person, all owners should sign.
                    Persons signing as executors,
                    administrators, trustees or in similar
                    capacities should so indicate.)



       (Please sign exactly as name appears at left)


Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder.
IF NO DIRECTION IS SUPPLIED FOR A PROPOSAL, THE PROXY WILL BE VOTED FOR THAT PROPOSAL.
---

1. To elect as Directors Robert J. Tuszynski; Richard H. Aster, M.D.; Augustine J. English; Ralph J. Eckert and Richard J. Glaisner.

    [ ] For All Nominees   [ ] Withhold Authority As To All Nominees

To withhold authority to vote for any one or more (but less than all) of the nominees, print the name(s) of that nominee(s) on the line below.

------------------------------------------------------------------------

2. To ratify the selection of Arthur Andersen LLP as the Portfolio's independent accountants for the year ending December 31, 1998.

    [ ] For        [ ] Against           [ ] Abstain